SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
             of the Securities Exchange Act of 1934 (Amendment No. )


Filed by the registrant /X/

Filed by a party other than the registrant / /

Check the appropriate box:

         / /      Preliminary Proxy Statement
         / /      Confidential, for Use of the Commission Only (as
                  permitted by Rule 14a-6(e)2)
         /X/      Definitive Proxy Statement
         / /      Definitive Additional Materials
         / /      Soliciting Material Pursuant to Rule 14a-11(c) or Rule
                  14(a)-12


                            The Millbrook Press Inc.
--------------------------------------------------------------------------------
                  (Name of Registrant as Specified in Charter)



--------------------------------------------------------------------------------
      (Name of Person(s) filing Proxy Statement, if other than Registrant)


         Payment of filing fee (check the appropriate box):

         /X/      No fee required.

         / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

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         (2)      Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


--------------------------------------------------------------------------------


         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

         / /      Fee paid previously with preliminary materials.


         / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount Previously Paid:


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         (2)      Form, Schedule or Registration Statement no.:



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         (3)      Filing Party:



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         (4)      Date Filed:

                            THE MILLBROOK PRESS INC.
                                 --------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD NOVEMBER 20, 1998
                                 --------------

To the Stockholders:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of THE MILLBROOK PRESS INC., a Delaware corporation (the "Company"), will be held at The Harmonie Club, 4 East 60th Street, New York, New York 10022, on November 20, 1998, at 9:30 A.M., Local Time, for the following purposes:

                  1. To elect six (6) members of the Board of Directors to serve
         until  the  next  annual  meeting  of  stockholders   and  until  their
         successors have been duly elected and qualified;

                  2. To ratify the appointment of Arthur Andersen LLP as the Company's independent auditors for the year ending July 31, 1999; and

                  3. To transact such other business as may properly be brought before the Meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on October 30, 1998 as the record date for the Meeting. Only stockholders of record on the stock transfer books of the Company at the close of business on that date are entitled to notice of, and to vote at, the Meeting.

                                              By Order of the Board of Directors



                                              SATISH DUA,
                                              SECRETARY

Dated: November 2, 1998


         WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, YOU ARE URGED TO FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE THAT IS PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                            THE MILLBROOK PRESS INC.
                             2 OLD NEW MILFORD ROAD
                          BROOKFIELD, CONNECTICUT 06804
                                ----------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS

                                NOVEMBER 20, 1998
                                ----------------

                                  INTRODUCTION

         This Proxy Statement is being furnished to stockholders by the Board of Directors of THE MILLBROOK PRESS INC., a Delaware corporation (the "Company"), in connection with the solicitation of the accompanying Proxy for use at the 1998 Annual Meeting of Stockholders of the Company (the "Meeting") to be held at The Harmonie Club, 4 East 60th Street, New York, New York 10022, on November 20, 1998, at 9:30 A.M., Local Time, or at any adjournment thereof.

         The principal executive offices of the Company are located at 2 Old New Milford Road, Brookfield, Connecticut 06804. The approximate date on which this Proxy Statement and the accompanying Proxy will first be sent or given to stockholders is November 2, 1998.

                        RECORD DATE AND VOTING SECURITIES

         Only stockholders of record at the close of business on October 30, 1998, the record date (the "Record Date") for the Meeting, will be entitled to notice of, and to vote at, the Meeting and any adjournment thereof. As of the close of business on the Record Date, there were 3,455,000 outstanding shares of the Company's common stock, $.01 par value (the "Common Stock"). Each of such shares is entitled to one vote. There was no other class of voting securities of the Company outstanding on that date. All shares of Common Stock have equal voting rights. A majority of the outstanding shares of Common Stock present in person or by proxy is required for a quorum.

                                VOTING OF PROXIES

         Shares of Common Stock represented by Proxies, which are properly executed, duly returned and not revoked will be voted in accordance with the instructions contained therein. If no specification is indicated on the Proxy, the shares of Common Stock represented thereby will be voted (i) for the election as Directors of the persons who have been nominated by the Board of Directors (ii) for the ratification of the appointment of Arthur Andersen LLP as the Company's independent auditors for the year ending July 31, 1999, and (iii) for any other matter that may properly be brought before the Meeting or any adjournment thereof in accordance with the judgment of the person or persons voting the Proxies.

         The execution of a Proxy will in no way affect a stockholder's right to attend the Meeting and vote in person. Any Proxy executed and returned by a stockholder may be revoked at any time thereafter if written notice of revocation is given to the Secretary of the Company prior to the vote to be taken at the Meeting, or by execution of a subsequent proxy which is presented to the Meeting, or if the stockholder attends the Meeting and votes by ballot, except as to any matter or matters upon which a vote shall have been cast pursuant to the authority conferred by such Proxy prior to such revocation. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. Broker non-votes will have no effect on the election of directors. Abstentions may be specified on all proposals (except the election of directors) and will be counted as present for purposes of the item on which the abstention is noted.

         The cost of solicitation of the Proxies being solicited on behalf of the Board of Directors will be borne by the Company. In addition to the use of the mails, proxy solicitation may be made by telephone, telegraph and personal interview by officers, directors and employees of the Company. The Company will, upon request, reimburse brokerage houses and persons holding Common Stock in the names of their nominees for their reasonable expenses in sending soliciting material to their principals.

                               SECURITY OWNERSHIP

         The following table sets forth information concerning ownership of the Company's Common Stock, as of the Record Date, by each person known by the Company to be the beneficial owner of more than five percent of the Common Stock, each director, each executive officer, and nominee for election as a director and by all directors and executive officers of the Company as a group. Unless otherwise indicated, the address for directors, executive offices and 5% stockholders is 2 Old New Milford Road, Brookfield, Connecticut 06804.

      NAME AND ADDRESS                     SHARES                 PERCENTAGE
    OF BENEFICIAL OWNER              BENEFICIALLY OWNED          OF CLASS(1)
-----------------------------        ---------------------      ----------------

Barry Fingerhut                        2,013,748(2)(24)              52.2%
767 Fifth Avenue, 45th Floor
New York, NY 10153

Irwin Lieber                           2,012,748(3)(24)              52.2%
767 Fifth Avenue, 45th Floor
New York, NY 10153

      NAME AND ADDRESS                     SHARES                 PERCENTAGE
    OF BENEFICIAL OWNER              BENEFICIALLY OWNED          OF CLASS(1)
-----------------------------        ---------------------      ----------------

Barry Rubenstein                       1,997,748(4)(24)              51.8%
68 Wheatley Road
Brookville, NY 11545

Harvey Sandler                         1,096,261(5)(24)              30.6%
767 Fifth Avenue, 45th Floor
New York, NY 10153

John Kornreich                         1,085,917(6)(24)              30.3%
767 Fifth Avenue, 45th Floor
New York, NY 10153

Barry Lewis                            1,085,917(7)(24)              30.3%
767 Fifth Avenue, 45th Floor
New York, NY 10153

Michael J. Marocco                     1,085,917(8)(24)              30.3%
767 Fifth Avenue, 45th Floor
New York, NY 10153

Andrew Sandler                         1,072,988(9)(24)              30.0%
767 Fifth Avenue, 45th Floor
New York, NY 10153

21st Century Communications            1,068,678(10)(24)             30.0%
 Foreign Partners, L.P.
c/o Fiduciary Trust (Cayman)
Limited
P.O. Box 1062
Grand Cayman, B.W.I.

21st Century Communications            1,068,678(11)(24)             30.0%
 Partners, L.P.
767 Fifth Avenue, 45th Floor
New York, NY 10153

21st Century Communications            1,068,678(12)(24)             30.0%
 T-E Partners, L.P.
767 Fifth Avenue, 45th Floor
New York, NY 10153

Applewood Capital Corp.                  771,213(13)(24)             21.1%
c/o Barry Rubenstein
68 Wheatley Road
Brookville, NY  11545

Jonathan Lieber                          779,523(14)(22)             21.3%
767 Fifth Avenue, 45th Floor
New York, NY 10153

Seth Lieber                              779,523(15)(24)             21.3%
767 Fifth Avenue, 45th Floor
New York, NY 10153

Applewood Associates, L.P.               771,213(16)(24)             21.1%
c/o Barry Rubenstein
68 Wheatley Road
Brookville, NY 11545

      NAME AND ADDRESS                     SHARES                 PERCENTAGE
    OF BENEFICIAL OWNER              BENEFICIALLY OWNED          OF CLASS(1)
-----------------------------        ---------------------      ----------------

Frank J. Farrell                         148,529(17)                  4.2%

Howard Graham                            161,029(18)                  4.5%

Jean E. Reynolds                          68,006(19)                  1.9%

Jeffrey Conrad                            92,500(20)                  2.6%

Satish Dua                                 5,000(21)                   *

Edward Peterson                            5,000(22)                   *


John Whalen                               30,000(22)                   *


Hannah Stone                               2,586                       *

All directors and executive            2,680,255(21)                 61.4%
officers as a group (9
persons)

--------------------
*Less than 1%

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission ("Commission") and generally includes voting or investment power with respect to securities. Shares of Common Stock upon the exercise of options, warrants currently exercisable, or exercisable or convertible within 60 days, are deemed outstanding for computing the percentage ownership of the person holding such options or warrants but are not deemed outstanding for computing the percentage ownership of any other person.

(2)     Represents  (i) 84,857  shares of Common  Stock owned by Mr.  Fingerhut,
        (ii) an aggregate of 943,678 shares of Common Stock owned by 21st Century Communications Partners, L.P. ("21st Partners"), 21st Century Communications T-E Partners, L.P. ("21st T-E") and 21st Century
        Communications Foreign Partners, L.P. ("21st Foreign"), (iii) 571,213 shares of Common Stock owned by Applewood Associates, L.P.
        ("Applewood"), (iv) 200,000 shares of Common Stock issuable upon the exercise of presently exercisable warrants ("Bridge Warrants") held by Applewood issued in an August 1996 Bridge Financing ("Bridge
        Financing"), (v) 125,000 shares of Common Stock issuable upon the exercise of presently exercisable Bridge Warrants held by 21st Partners, 21st T-E, and 21st Foreign, (vi) 14,000 shares owned by Pamela Fingerhut, the wife of Mr. Fingerhut and (vii) 75,000 shares of Common Stock issuable upon exercise of Bridge Warrants held by Mr. Fingerhut. By virtue of being a shareholder, officer and director of InfoMedia Associates, L.P. ("InfoMedia") which is a general partner of 21st Partners, 21st T-E and 21st Foreign, a general partner of Applewood, and the husband of Pamela Fingerhut, Mr. Fingerhut may be deemed to have shared power to vote and to dispose of 1,853,891 shares of Common Stock owned by such recordholders, of which Mr. Fingerhut disclaims beneficial ownership, except to the extent of his equity interest in such recordholders.

(3) Represents (i) 97,857 shares owned by Mr. Lieber, (ii) 943,678 shares of Common Stock owned by 21st Partners, 21st T-E and 21st Foreign, (iii) 571,213 shares of Common Stock owned by Applewood, (iv) 200,000 shares of Common Stock issuable upon the exercise of presently exercisable
        Bridge Warrants held by Applewood, (v) 125,000 shares of Common Stock issuable upon the exercise of presently exercisable Bridge Warrants held by 21st Partners, 21st T-E and 21st Foreign and (vi) 75,000 shares of Common Stock issuable upon the exercise of presently exercisable Bridge Warrants held by Mr. Lieber. By virtue of being a shareholder, officer and director of InfoMedia which is a general partner of 21st Partners, 21st T-E and 21st Foreign, and a general partner of Applewood, Mr. Lieber may be deemed to have shared power to vote and dispose of the shares of Common Stock owned by 21st Partners, 21st T-E and 21st Foreign and Applewood. Mr. Lieber disclaims beneficial ownership of the securities  owned  by 21st  Partners,  21st  T-E and  21st  Foreign  and
        Applewood, except to the extent of his equity interest in such recordholders.

(4) Represents (i) an aggregate of 943,678 shares of Common Stock owned by 21st Partners, 21st T-E and 21st Foreign, (ii) an aggregate of 650,070 shares of Common Stock owned by Applewood and Woodland Partners ("Woodland"), (iii) 275,000 shares of Common Stock issuable upon the exercise of presently exercisable Bridge Warrants held by Applewood and Woodland, (iv) 125,000 shares of Common Stock issuable upon presently exercisable Bridge Warrants held by 21st Partners, 21st T-E and 21st Foreign and (v) 4,000 shares owned by Brian Rubenstein, the son of Barry Rubenstein. By virtue of being a shareholder, officer and director of InfoMedia which is a general partner of 21st Partners, 21st T-E and 21st Foreign and a general partner of Applewood and Woodland, Mr. Rubenstein may be deemed to have shared power to vote and dispose of the securities owned by 21st Partners, 21st T-E and 21st Foreign, Applewood and Woodland and the father of Brian Rubenstein. Mr. Rubenstein disclaims beneficial ownership of all of the above securities except to the extent of his equity interest in such recordholders.

(5) Represents (i) 27,583 shares of Common Stock owned by Mr. Sandler, (ii) 943,678 shares of Common Stock owned by 21st Partners, 21st T-E and 21st Foreign and (iii) 125,000 shares of Common Stock issuable upon the exercise of presently exercisable Bridge Warrants held by 21st Partners, 21st T-E and 21st Foreign. By virtue of being the majority shareholder and director of an entity which is a general partner of an entity which is the general partner of another entity which is a general partner of 21st Partners, 21st T-E and 21st Foreign, Mr. Sandler may be deemed to have shared power to vote and to dispose of the securities owned by 21st Partners, 21st T-E and 21st Foreign, of which Mr. Sandler disclaims beneficial ownership.

(6)     Represents  (i) 17,239  shares of Common  Stock owned by Mr.  Kornreich,
        (ii) 943,678 shares of Common Stock owned by 21st Partners, 21st T-E and 21st Foreign and (iii) 125,000 shares of Common Stock issuable upon the exercise of presently exercisable Bridge Warrants held by 21st Partners, 21st T-E and 21st Foreign. By virtue of being the majority shareholder and director of an entity which is a general partner of an entity which is the general partner of another entity which is a general partner of 21st Partners, 21st T-E and 21st Foreign, Mr. Kornreich may be deemed to have shared power to vote and to dispose of the securities owned by 21st Partners, 21st T-E and 21st Foreign, of which Mr. Kornreich disclaims beneficial ownership.

(7) Represents (i) 17,239 shares of Common Stock owned by Mr. Lewis, (ii) 943,678 shares of Common Stock owned by 21st Partners, 21st T-E and 21st Foreign and (iii) 125,000 shares of Common Stock issuable upon the exercise of presently exercisable Bridge Warrants held by 21st Partners, 21st T-E and 21st Foreign. By virtue of being the majority shareholder and director of an entity which is a general partner of an entity which is the general partner of another entity which is a general partner of 21st Partners, 21st T-E and 21st Foreign, Mr. Lewis may be deemed to have shared power to vote and to dispose of the securities owned by 21st Partners, 21st T-E and 21st Foreign, of which Mr. Lewis disclaims beneficial ownership.

(8) Represents (i) 17,239 shares of Common Stock owned by Mr. Marocco, (ii) an aggregate of 943,678 shares of Common Stock owned by 21st Partners, 21st T-E and 21st Foreign and (iii) 125,000 shares of Common Stock issuable upon the exercise of presently exercisable Bridge Warrants held by 21st Partners, 21st T-E and 21st Foreign. By virtue of being the sole shareholder, officer and director of an entity which is a general partner of an entity which is the general partner of another entity which is a general partner of 21st Partners, 21st T-E and 21st Foreign, Mr. Marocco may be deemed to have shared power to vote and to dispose of the securities owned by 21st Partners, 21st T-E and 21st Foreign, of which Mr. Marocco disclaims beneficial ownership.

(9) Represents (i) 4,310 shares of Common Stock owned by Mr. Sandler, (ii) an aggregate of 943,678 shares of Common Stock owned by 21st Partners, 21st T-E and 21st Foreign and (iii) 125,000 shares of Common Stock issuable upon the exercise of presently exercisable Bridge Warrants held by 21st Partners, 21st T-E and 21st Foreign. By virtue of being the majority shareholder and director of an entity which is a general partner of an entity which is the general partner of another entity which is a general partner of 21st Partners, 21st T-E and 21st Foreign, Mr. Sandler may be deemed to have shared power to vote and to dispose of the securities owned by 21st Partners, 21st T-E and 21st Foreign, of which Mr. Sandler disclaims beneficial ownership.

(10) Represents (i) 86,142 shares of Common Stock owned by 21st Foreign, (ii) 639,840 shares of Common Stock and 217,696 shares of Common Stock owned by 21st Partners and 21st T-E, respectively, of which 21st Foreign disclaims beneficial ownership, (iii) 11,500 shares of Common Stock issuable upon the exercise of presently exercisable Bridge Warrants held by 21st Foreign and (iv) 28,500 and 85,000 shares of Common Stock issuable upon the exercise of presently exercisable Bridge Warrants held by 21st T-E and 21st Partners, respectively. The general partners of 21st Foreign are Sandler Investment Partners, L.P., a New York limited partnership ("Sandler General Partner") and InfoMedia. The general partner of the Sandler General Partner is Sandler Capital Management, a New York general partnership ("SCM"). The general partners of SCM are corporations that are affiliates of Harvey Sandler, Barry Lewis, John Kornreich, Michael Marocco and Andrew Sandler. Infomedia's shareholders are Irwin Lieber, Barry Fingerhut and Barry Rubenstein.

(11)    Represents  (i) 639,840  shares of Common Stock owned by 21st  Partners,
        (ii) 217,696 shares of Common Stock and 86,142 shares of Common Stock owned by 21st T-E and 21st Foreign, respectively, of which 21st Partners disclaims beneficial ownership (iii) 85,000 shares of Common Stock issuable upon the exercise of presently exercisable Bridge Warrants held by 21st Partners and (iv) 11,500 and 28,500 shares of Common Stock issuable upon the exercise of presently exercisable Bridge Warrants held by 21st Foreign and 21st T-E, respectively, of which 21st Partners disclaims beneficial ownership. The general partners of 21st Partners are the Sandler General Partner and InfoMedia. The general partner of the Sandler General Partner is SCM. The general partners of SCM are corporations that are affiliates of one or more of Harvey Sandler, Barry Lewis, John Kornreich, Michael Marocco and Andrew Sandler. InfoMedia's shareholders are Irwin Lieber, Barry Fingerhut and Barry Rubenstein.

(12) Represents (i) 217,696 shares of Common Stock owned by 21st T-E, (ii) 639,840 shares of Common Stock and 86,142 shares of Common Stock owned by 21st Partners and 21st Foreign, respectively, of which 21st T-E disclaims beneficial ownership, (iii) 28,500 shares of Common Stock issuable upon the exercise of presently exercisable Bridge Warrants held by 21st T-E and (iv) 11,500 and 85,000 shares of Common Stock issuable upon the exercise of presently exercisable Bridge Warrants held by 21st Foreign and 21st Partners, respectively, of which 21st T-E disclaims beneficial ownership. The general partners of 21st Partners are the Sandler General Partner and InfoMedia. The general partner of the Sandler General Partner is SCM. The general partners of SCM are corporations that are affiliates of one or more of Harvey Sandler, Barry Lewis, John Kornreich, Michael Marocco and Andrew Sandler. Infomedia's shareholders are Irwin Lieber, Barry Fingerhut and Barry Rubenstein.

(13) By virtue of being a general partner of Applewood, Applewood Capital Corp. ("Applewood Capital") has shared dispositive and voting power with respect to the 571,213 shares of Common Stock and 200,000 shares of Common Stock issuable upon exercise of presently exercisable Bridge Warrants held by Applewood.

(14) Represents (i) 8,310 shares of Common Stock owned by Mr. Lieber, (ii) 571,213 shares of Common Stock owned by Applewood, and (iii) 200,000 shares of Common Stock issuable upon the exercise of presently exercisable Bridge Warrants held by Applewood. By virtue of being an affiliate of an entity which is a general partner of Applewood, Mr. Lieber may be deemed to have shared power to vote and dispose of the shares of Common Stock owned by Applewood. Mr. Lieber disclaims beneficial ownership with respect to the securities owned by Applewood, except to the extent of his equity interest in such recordholder. Jonathan Lieber is the son of Irwin Lieber.

(15) Represents (i) 8,310 shares of Common Stock owned by Mr. Lieber, (ii) 571,213 shares of Common Stock owned by Applewood, and (iii) 200,000 shares of Common Stock issuable upon the exercise of presently exercisable Bridge Warrants held by Applewood. By virtue of being an affiliate of an entity which is a general partner of Applewood, Mr. Lieber may be deemed to have shared power to vote and dispose of the shares of Common Stock owned by Applewood. Mr. Lieber disclaims beneficial ownership with respect to the securities owned by Applewood, except to the extent of his equity interest in such recordholder. Seth Lieber is the son of Irwin Lieber.

(16) Represents 571,213 shares of Common Stock and 200,000 shares of Common Stock issuable upon the exercise of presently exercisable Bridge Warrants. The general partners of Applewood are Irwin Lieber, Barry Rubenstein, Barry Fingerhut and Applewood Capital.

(17)    Includes   78,750  shares  of  Common  Stock   issuable  upon  presently
        exercisable options.

(18) Represents 78,750 shares of Common Stock issuable upon presently exercisable options, 12,500 shares of Common Stock issuable upon presently exercisable Bridge Warrants which are owned by Mr. Graham and his wife as joint tenants, and 69,779 shares of Common Stock which are owned by Mr. Graham and his wife as joint tenants.

(19)    Includes   53,500  shares  of  Common  Stock   issuable  upon  presently
        exercisable options.

(20) Consists of 80,000 shares of Common Stock issuable upon presently exercisable options and 12,500 shares of Common Stock issuable upon presently exercisable Bridge Warrants.

(21)    Consists of shares issuable upon presently exercisable options.

(22) Consists of shares issuable upon presently exercisable options or options which will be exercisable within 60 days of October 30, 1998.

(23) Includes 153,248 shares of Common Stock issuable upon presently exercisable options, 1,300,748 shares owned by 21st Foreign, 21st Partners, 21st T-E, Applewood and Woodland, 125,000 shares of Common Stock issuable upon presently exercisable Bridge Warrants held by Applewood and 125,000 shares of Common Stock issuable upon presently exercisable Bridge Warrants held by 21st Foreign, 21st Partners and 21st T-E.

(24) With respect to Applewood, Barry Rubenstein, Irwin Lieber, Barry Fingerhut, Applewood Capital, Seth Leiber and Jonathan Lieber the foregoing information is derived from a Schedule 13D filed with the Commission by such individuals or entities on June 29, 1997, as amended through October 9, 1998. With respect to 21st Partners, 21st T-E, 21st Foreign, Harvey Sandler, Barry Lewis, Michael J. Marocco, John Kornreich and Andrew Sandler, the foregoing information is derived from a Schedule 13D filed with the Commission by such individuals or entities on June 29, 1997.

                        PROPOSAL I--ELECTION OF DIRECTORS

Nominees

         Unless otherwise specified, all Proxies received will be voted in favor of the election of the persons named below as directors of the Company, to serve until the next Annual Meeting of Stockholders of the Company and until their successors shall be duly elected and qualified. Directors shall be elected by a plurality of the votes cast, in person or by proxy, at the Meeting. Abstentions from voting and broker nonvotes on the election of directors will have no effect since they will not represent votes cast at the Meeting for the purpose of electing directors. All nominees are currently directors of the Company. The terms of the current directors expire at the Meeting and when their successors are duly elected and qualified. Management has no reason to believe that any of the nominees will be unable or unwilling to serve as a director, if elected. Should any of the nominees not remain a candidate for election at the date of the Meeting, the Proxies will be voted in favor of those nominees who remain candidates and may be voted for substitute nominees selected by the Board of Directors. The names of the nominees and certain information concerning them are set forth below:

                                      FIRST
                                      YEAR
                                     BECAME
          NAME                         AGE               DIRECTOR
---------------------                -------          --------------

Howard Graham                           68                 1989

Jeffrey Conrad                          55                 1997

Frank J. Farrell                        62                 1989

Barry Fingerhut                         53                 1994

Barry Rubenstein                        54                 1994

Hannah Stone                            33                 1997

         HOWARD GRAHAM, one of the Company's founders, has been a director of the Company since its inception in 1989, served as a Vice-President since the Company's inception in 1989 until December 1997 and has been Chairman of the Board of the Company since October 1997. From 1970 to 1988, Mr. Graham served in various senior management positions at Grolier, Inc. ("Grolier") and its subsidiaries, including President of Grolier International and executive Vice President of Grolier. He also served on Grolier's board of directors from 1983 to 1988. Mr Graham currently serves as a director of the Save the Children Fund, a nonprofit corporation.

         JEFFREY CONRAD served as President and Chief Executive Officer of the Company since October 1996. From March 1992 to October 1996, Mr. Conrad served in various capacities at Larousse Kingfisher Chambers Inc., a subsidiary of the British publishing company Larousse PLC, most recently as President and Chief Executive Officer from January 1993 to October 1996. Prior thereto, Mr. Conrad was the Executive Vice President of Garland Press, an academic and reference publisher from 1981 to March 1992.

         FRANK J. FARRELL, one of the Company's founders, has been a director of the Company since its inception and served as a Vice President and Secretary since its inception until December 1996. Currently, Mr. Farrell provides consulting services to the Company. From 1978 to 1989, Mr. Farrell served in various senior management positions with Grolier and its subsidiaries, including President of Grolier Educational Corporation and President of Grolier Electronic Publishing, Inc. and Group Vice President of Grolier's domestic reference materials operations. He also served on Grolier's board of directors from 1988 to 1989.

         BARRY FINGERHUT served as the Chairman of the Board of the Company from February 1994 to October 1997 and has served as a Director of the Company since February 1994. Mr. Fingerhut has served as President since 1994, Senior Vice President from 1981 to 1994 and a director since 1981 of GeoCapital Corporation, a registered investment advisory firm. Since February 1995, Mr. Fingerhut has served as a director and officer of InfoMedia, a New York corporation, which is a general partner of the 21st Century Funds. In addition, since 1992, he has served as a general partner of Applewood, an investment partnership. Mr. Fingerhut also serves as a director of Glasser Legal Works, Inc., a niche publisher of legal texts, journals and seminars and Carriage Funeral Services Inc., an operator of funeral homes.

         BARRY RUBENSTEIN has served as a director of the Company since February 1994. Since February 1995, Mr. Rubenstein has served as a director and officer of InfoMedia. In addition, since 1992, 1979 and 1976, respectively, Mr. Rubenstein has served as a general partner of Applewood, Seneca Ventures and Woodland Venture Fund, each of which is an investment partnership. Mr. Rubenstein also serves as a director of Infonautics, Inc., a provider of on-line and internet information and Source Media, Inc.

         HANNAH STONE has served as a director of the Company since June 1997. Ms. Stone is a Vice President of Sandler Capital Management which she joined in 1993. Sandler Capital Management, through affiliates, is involved in the management of 21st Partners, 21st T-E and 21st Foreign. Ms. Stone also serves as a director of several private companies.

         The Board of Directors has a Stock Option and Compensation Committee which administers the Company's 1994 Stock Option Plan (the "Plan") and makes recommendations concerning salaries, incentive compensation for employees of and consultants to the Company, and an Audit Committee which reviews the results and scope of the audit and other services provided by the Company's independent accountants. The Stock Option and Compensation Committee is composed of Messrs. Fingerhut, Rubenstein and Graham and the Audit Committee is composed of Messrs. Fingerhut and Farrell and Ms. Stone.

Director Compensation

         The Company's directors are not compensated for attendance at meetings. The Company currently does not plan to compensate its outside directors for services rendered in their capacity as directors.

Meetings

         The Board of Directors held three (3) meetings, during the year ended July 31, 1998. From time to time, the members of the Board of Directors act by unanimous written consent pursuant to the laws of the State of Delaware.

Other Executive Officers

         JEAN E. REYNOLDS, 56, one of the Company's founders, has served as Senior Vice President-Publisher since October 1996 and as President of the Company from its inception in 1989 to October 1996. From 1970 to 1981, Ms. Reynolds served in various management positions at Grolier, including the editor-in-chief of Young People's Publications and of The New Book of Knowledge. Ms. Reynolds is a director of the Book Industry Study Group and chairs its Juvenile Interest Group, which monitors industry statistics. She is a director of the industry trade organization, The Children's Book Council. She also serves as a director of Kiper Enterprises, Inc., a private company specializing in first aid materials and Wellington Leisure Products, Inc., a private company specializing in the manufacturing of rope, craft and watersports material.

         SATISH DUA, 60, has been Vice President, Chief Financial Officer of the Company since January 1997. Prior thereto, Mr. Dua was (i) an independent consultant between August 1996 and January 1997, (ii) Vice President, Secretary and Chief Financial Officer of VCH Publishers Inc. from March 1995 until August 1996, (iii) President and Chief Executive Officer of Classique Fashion, Inc., a fashion importer, from March 1993 until March 1995 and (iv) controller of Avon Books from 1981 until February 1993.

         JOHN WHALEN, 38, has served as Vice President, Director of Sales and Marketing for the Company since March 1995. Previously, Mr. Whalen served as Director of Sales and Marketing for The Globe Pequot Press from August 1992 to March of 1995. From 1986 to 1992, Mr. Whalen was the Director of National Accounts for Simon & Schuster.

Recommendation

THE  BOARD  OF  DIRECTORS  RECOMMENDS  A VOTE  FOR THE  ELECTION  OF EACH OF THE
NOMINEES.

Executive Compensation

         The following table sets forth, for the Company's 1998 fiscal year, all compensation awarded to, earned by or paid to the President and Chief Executive Officer ("CEO") and the most highly compensated executive officers of the Company other than the CEO who were executive officers of the Company during the fiscal year ended July 31, 1998 and whose salaries and bonus exceeded $100,000 (three individuals) with respect to the fiscal year ended July 31, 1998.

                           SUMMARY COMPENSATION TABLE

                                                           ANNUAL COMPENSATION                       Long Term Compensation
                                            ---------------------------------------------       ------------------------------
                                                                                OTHER ANNUAL                         ALL OTHER
       NAME AND PRINCIPAL                                                       COMPENSATION       NUMBER OF       COMPENSATION
            POSITION                 YEAR        SALARY($)         BONUS($)        ($)(1)           OPTIONS             ($)
-------------------------------    -------  -------------------   ----------   --------------   ---------------   -------------

Jeffrey Conrad (2),                  1998            $200,000           __           __              50,000            ----
   President and Chief               1997             161,539           __           __              80,000            ----
   Executive Officer                 1996               __              __           __                __               __

Jean E. Reynolds,                    1998            $130,000           __           __                __               __
                                     1997             127,916           __           __                __               __
                                     1996             125,000           __           __                __               __


                                                           ANNUAL COMPENSATION                       Long Term Compensation
                                            ---------------------------------------------       ------------------------------
                                                                                OTHER ANNUAL                         ALL OTHER
       NAME AND PRINCIPAL                                                       COMPENSATION       NUMBER OF       COMPENSATION
            POSITION                 YEAR        SALARY($)         BONUS($)        ($)(1)           OPTIONS             ($)
-------------------------------    -------  -------------------   ----------   --------------   ---------------   -------------

Satish Dua (3),                      1998            $102,233          $7,500        __                __               __
 Chief Financial                     1997              53,846           __           __                __               __
 Officer

John Whalen                          1998            $130,000         $14,583        __                __               __
                                     1997             130,000          24,583        __                __               __
                                     1996             130,000          15,000        __                __               __

(1) Perquisites and other personal benefits, securities or property to each executive officer did not exceed the lesser of $50,000 or 10% of such executive officer's salary and bonus.

(2) As of October 1996, Mr. Conrad became Chief Executive Officer and President of the Company. Mr. Conrad has a base salary of $200,000 per annum.

(3)     Mr. Dua became Chief Financial Officer in January 1997.

Option Grants During 1998 Fiscal Year

         The following table provides information related to options to purchase Common Stock granted to the named executive officers during 1998. The Company currently does not have any plans providing for the grant of stock appreciation rights.


                                       Individual Grants
--------------------------------------------------------------------------------

                                             % of Total
                            Number of          Options        Exercise
                           Securities        Granted to        or Base
                           Underlying       Employees in        Price
         Name               Option(#)        Fiscal Year      ($/Sh)(1)      Expiration Date
-------------------      -------------     -------------     ---------     -----------------

Jeffrey Conrad                    50,000        49.5%             4.50          January 2, 2008

-----------
(1) The option exercise price may be paid in shares of Common Stock owned by the executive, in cash, or a combination of any of the foregoing, as determined by the Stock Option Committee administering the Company's stock option plans. The exercise price is equal to the fair market value of the Common Stock on the date of grant.

Aggregated  Option  Exercises  in Last  Fiscal  Year and Fiscal  Year End Option
Values

         No options were exercised by the named executive officers during the fiscal year ended July 31, 1998. The following table provides information related to the number of options held by the named executive officers at fiscal year end. All of such options have an exercise price which is greater than $3.50, which was the closing price of the Common Stock on July 31, 1998 as reported on the NASDAQ

SmallCap market. Accordingly, as of July 31, 1998, such options were not in the money.

                                  NUMBER OF SECURITIES UNDERLYING
                                   UNEXERCISED OPTIONS AT FY-END
                                                (#)
                                  --------------------------------
          NAME                  EXERCISABLE            UNEXERCISABLE
---------------------------    --------------     --------------------
Jeffery Conrad  . . . . . .       40,000                  130,000
Jean E. Reynolds  . . . . .       31,500                   21,000
Satish Dua  . . . . . . . .        5,000                   20,000
John Whalen.............          18,000                   12,000
Edward Peterson.........           3,000                    2,000

Employment Contracts with Named Officers

         The Company has entered into an employment agreement with Jeffrey Conrad pursuant to which he is employed on a full-time basis as the Company's Chief Executive Officer and President. The term of the employment agreement expires in July 2000, and is automatically renewable for a one-year term unless either party terminates the employment agreement at least thirty (30) days prior to the expiration of the initial term or any subsequent term. Mr. Conrad's annual base cash compensation under the employment agreement is $200,000. [For the fiscal year ended July 31, 1998, Mr. Conrad received no bonus.] For the fiscal years ended July 31, 1999 and July 31, 2000, Mr. Conrad can receive a bonus equal to 15% of his annual base salary, if the Company meets the objectives agreed upon each fiscal year in advance by the Board of Directors. In the event of a change of control of the Company as deemed in Mr. Conrad's employment agreement, Mr. Conrad shall be entitled to his annual salary for one year. In addition, in Fiscal 1998 Mr. Conrad received options to purchase 50,000 shares of Common Stock at an exercise price of $4.50 per share. Mr. Conrad has agreed not to compete with the Company during the term of his employment agreement and for a period of two years thereafter.

         The Company has entered into an employment agreement with Jean E. Reynolds pursuant to which she is employed on a full-time basis as the Company's Senior Vice President - Publisher. The term of the employment agreement expires in September 1999. Ms. Reynolds annual base cash compensation under the employment agreement is $130,000. Ms. Reynolds' base salary will be reviewed annually by the Board of Directors. Ms. Reynolds has agreed not to compete with the Company during the term of her employment agreement and for a period of two years thereafter.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The following sets forth the transactions involving the Company and its subsidiaries and its executive officers and/or Directors from August 1, 1996. Specific descriptions of these transactions are provided below.

         In August 1996, the Company consummated the Bridge Financing. As part of such Bridge Financing, Applewood, 21st T-E, 21st Foreign and 21st Partners converted $250,000, $57,000, $23,000 and $170,000 principal amounts of notes into bridge units and accordingly received $250,000 principal amount of notes ("Bridge Notes") issued in the Bridge Financing and 125,000 Bridge Warrants, $57,000 principal amount of Bridge Notes and 28,500 Bridge Warrants, $23,000 principal amount of Bridge Notes and 11,500 Bridge Warrants and $170,000 principal amount of Bridge Notes and 85,000 Bridge Warrants, respectively. Messrs. Rubenstein and Fingerhut, directors of the Company, are general partners of Applewood and are directors and officers of InfoMedia, which is a general partner of 21st Foreign, 21st T-E and 21st Partners. Ms. Stone, a director of the Company, is an officer of an entity which is involved in the management of 21st Foreign, 21st T- E and 21 Partners.

                   PROPOSAL II--RATIFICATION OF APPOINTMENT OF
                              INDEPENDENT AUDITORS

         The Board of Directors appointed Arthur Andersen LLP, certified public accountants, as the Company's independent auditors for the fiscal year ending July 31, 1999. Although the selection of auditors does not require ratification, the Board of Directors has directed that the appointment of Arthur Andersen LLP be submitted to stockholders for ratification due to the significance of their appointment to the Company. If stockholders do not ratify the appointment of Arthur Andersen LLP, the Board of Directors will consider the appointment of other certified public accountants. The approval of the proposal to ratify the appointment of Arthur Andersen LLP requires the affirmative vote of a majority of the votes cast by all shareholders represented and entitled to vote thereon. An abstention, withholding of authority to vote or broker non-vote, therefore, will not have the same legal effect as an "against" vote and will not be counted in determining whether the proposal has received the required shareholder vote.

         On May 5, 1998, the Audit Committee of the Board of Directors of the Company dismissed KPMG Peat Marwick LLP ("Peat Marwick") as independent accountants to the Registrant and appointed Arthur Andersen LLP as the new independent accountants to the Company. Peat Marwick's accountant's report on the financial statements of the Company for the past two years and any subsequent interim period through the date of dismissal did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. There were no other reportable events or disagreements with Peat Marwick to report in response to
Item 304(a) of Regulation S-B.

         The Company's auditors for the fiscal year ended July 31, 1998 were Arthur Andersen LLP.

Recommendation

         THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE YEAR ENDING JULY 31, 1999.

                                  ANNUAL REPORT

         All stockholders of record as of the Record Date, have been sent, or are concurrently herewith being sent, a copy of the Company's 1998 Annual Report for the year ended July 31, 1998, which contains certified financial statements of the Company for the year ended July 31, 1998.

         ANY STOCKHOLDER OF THE COMPANY MAY OBTAIN WITHOUT CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED JULY 31, 1998 (WITHOUT EXHIBITS), AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, BY WRITING TO SATISH DUA, CHIEF FINANCIAL OFFICER AND SECRETARY AT THE MILLBROOK PRESS INC., 2 OLD NEW MILFORD ROAD, BROOKFIELD, CONNECTICUT 06804.

                              STOCKHOLDER PROPOSALS

         In order to be considered for inclusion in the proxy materials to be distributed in connection with the next Annual Meeting of Stockholders of the Company, stockholder proposals for such meeting must be submitted to the Company no later than July 7, 1999.

         On May 21, 1998 the Securities and Exchange Commission adopted an amendment to Rule 14a-4, as promulgated under the Securities and Exchange Act of 1934, as amended. The amendment to Rule 14a-4(c)(1) governs the Company's use of its discretionary proxy voting authority with respect to a stockholder proposal which is not addressed in the Company's proxy statement. The new amendment provides that if a proponent of a proposal fails to notify the Company at least 45 days prior to the month and day of mailing of the prior year's proxy statement, then the Company will be allowed to use its discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.

         With respect to the Company's 1999 Annual Meeting of Stockholders, if the Company is not provided notice of a stockholder proposal, which the stockholder has not previously sought to include in the Company's proxy statement, by September 20, 1999, the Company will be allowed to use its voting authority as outlined above.

                                  OTHER MATTERS

         As of the date of this Proxy Statement, management knows of no matters other than those set forth herein which will be presented for consideration at the Meeting. If any other matter or matters are properly brought before the Meeting or any adjournment thereof, the persons named in the accompanying Proxy will have discretionary authority to vote, or otherwise act, with respect to such matters in accordance with their judgment.




Satish Dua
SECRETARY

November 2, 1998

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                            THE MILLBROOK PRESS INC.

                     Proxy -- Annual Meeting of Stockholders
                                November 20, 1998

         The undersigned, a stockholder of The Millbrook Press Inc., a Delaware corporation (the "Company"), does hereby appoint Jeffrey Conrad and Satish Dua, and each of them, the true and lawful attorneys and proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the shares of Common Stock of the Company which the undersigned would be entitled to vote if personally present at the 1998 Annual Meeting of Stockholders of the Company to be held at The Harmonie Club, 4 East 60th Street, New York, New York 10022, on November 20, 1998, at 9:30 A.M., Local Time, or at any adjournment or adjournments thereof.

         The undersigned hereby instructs said proxies or their substitutes:

         1. ELECTION OF DIRECTORS:


         The election of the following directors: Howard Graham, Jeffrey Conrad, Frank J. Farrell, Barry Fingerhut, Barry Rubenstein and Hannah Stone to serve until the next annual meeting of stockholders and until their successors have been duly elected and qualified.

                                              TO WITHHOLD AUTHORITY
                       WITHHOLD               TO VOTE FOR ANY NOMINEE(S),
         FOR ___       VOTE  ___              PRINT NAME(S) BELOW

                                              -------------------------


         2.       RATIFICATION OF APPOINTMENT OF AUDITORS:


         To ratify the appointment of Arthur Andersen LLP as the independent auditors of the Company for the year ending July 31, 1999.


                   ______  FOR   _____  AGAINST    _____  ABSTAIN

           3.  DISCRETIONARY AUTHORITY:

         To vote with discretionary authority with respect to all other matters which may come before the Meeting.

         THIS PROXY WILL BE VOTED IN ACCORDANCE WITH ANY DIRECTIONS HEREINBEFORE GIVEN. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTE TO ELECT DIRECTORS AND TO RATIFY THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

         The undersigned hereby revokes any proxy or proxies heretofore given, and ratifies and confirms that all the proxies appointed hereby, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof. The undersigned hereby acknowledges receipt of a copy of the Notice of Annual Meeting and Proxy Statement, both dated November 2, 1998, and a copy of either the Company's Annual Report or Annual Report on Form 10-KSB for the year ended July 31, 1998.

Dated _______________________ 1998

_____________________________ (L.S.)